UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2016

STAR ALLY INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-55650	46-3787845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1980 Festival Plaza Drive Suite 530
Las Vegas, Nevada 89135
(Address of principal executive offices, including zip code)

(702) 463-8880
(Registrant's telephone number, including area code)

___RERAISE GAMING CORPORATION ___
(Former Name or former address if changed from last report.)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03 Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

On September 10, 2016, FINRA approved our corporate name change to “Star Ally Inc.” effective September 13, 2016.    Our new trading symbol will be SALY.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STAR ALLY INC.

By:	/s/ Jung Choung Hun

Title:	Chief Executive Officer

Dated: September 12, 2016